                          Van Eck Worldwide Bond Fund
                    --------------------------------------
                               1996 Annual Report
Dear Shareholder:

Compared to the strong returns recorded in 1995, most major bond markets registered modest gains last year, which were reduced in dollar terms due to strength of the U.S. currency. Several "peripheral," higher risk European markets fared well, but a rise in U.S. interest rates due to stronger-than-expected economic growth dampened the performance of domestic bonds. In this environment, the Worldwide Bond Fund had a total return of 2.5%* for the calendar year ended December 31, 1996.

BOND MARKET REVIEW

During the first month of the year, bonds in most major markets were in a relatively narrow trading range. Then, in February, U.S. interest rates increased sharply due to a surprisingly strong January employment report. The rise in U.S. rates and subsequent downturn in the U.S. bond market sparked a sell-off in many major international markets during the first quarter. The trend toward higher rates continued into the second quarter, aided by higher-than-expected oil prices. By June 12, the yield on the 30-year U.S. Treasury bond hit 7.19% (its high for 1996) after being as low as 5.95% on the second trading day of the year, January 3.

To protect shareholder capital during the rise in rates, we employed a defensive investment posture. In February, we reduced the Fund's average duration to as low as three years. We also decreased the Fund's exposure to domestic bonds and, later in the first half of the year, added substantially to our positions in Canada and the United Kingdom, both of which witnessed solid performance (which, for the UK market, unlike most others, was augmented by a strong pound). Our rationale hinged on developments likely to have positive implications for these markets: Canada would benefit from solid economic fundamentals and the government's commitment to eliminate the budget deficit by the year 2000 and the UK market would benefit from an environment of low inflation, a strong currency and improving consumer confidence.

Although the Federal Reserve did not raise short-term interest rates in 1996, fears of a rate hike hung like a cloud over the U.S. and international bond markets following the rise in long-term interest rates during the first half of the year. Stronger-than-expected employment numbers in July and August added to the concern, but the Federal Reserve maintained a neutral monetary policy as other data showed inflation was still under control. (For example, in August, the government reported that the unemployment rate plunged to 5.1%, its lowest level in seven years.) The end result for a volatile U.S. bond market was a lackluster return of 2.7% for the year. A substantial position in U.S. bonds, although actively managed, had a net dampening effect on Fund performance.

Some of the Fund's best results came from its investments in peripheral European bonds, such as those of Italy, Spain and Sweden. Sluggish economic growth and low inflation led to lower interest rates in many countries on the Continent. In turn, most European markets achieved moderately positive returns in local currency terms. The European markets were further helped by increasing optimism for economic union. Peripheral markets recorded the most impressive gains. Yields in these markets converged toward those of the higher-quality, core European markets due to a growing belief among investors that the peripheral countries will meet the Maastricht criteria for European Monetary Union (EMU). At year end, the Fund had approximately 15% of total investments allocated to these peripheral bond markets.

Early in the year, we liquidated the Fund's relatively small position in Japanese bonds (which registered positive performance of 5%+ in yen terms, but declined 6.5% in U.S. dollar terms) as the economy began to overheat. Later in the year, we began purchasing Japanese bonds again based on signs of continuing economic weakness, which leads to lower interest rates and higher bond prices. However, given the extreme volatility in the Japanese market of late, we intend to maintain a "wait-and-see" approach toward Japan before committing new funds to this market.

CURRENCY REVIEW

In 1996, the U.S. dollar showed strength against most of the major currencies. For example, the dollar was up 10.8% against the Japanese yen and 6.7% against the German mark. The only major currencies in the G-7 to show consistent strength against the dollar were the British pound and the Italian lira, which advanced 10.5% and 4.5%, respectively, versus the greenback. The dollar's relative strength against most major currencies dampened returns for U.S. investors. The Fund's relatively high cash position on several occasions throughout the year enabled us to limit losses due to currency fluctuations.

THE OUTLOOK

Looking ahead, our forecast for the global bond markets is encouraging. We believe the slow growth, low inflation environment in Europe will continue to bode well for bonds there and we intend to favor European issues. We expect the U.S. bond market to remain somewhat volatile. While U.S. inflation still appears to be under control, the general direction of the economy and long-term interest rates is still uncertain. However, we also believe the worst of the domestic bond market decline may be behind us.

We would like to thank you for your investment in the Worldwide Bond Fund. We look forward to helping you meet your investment objectives in the future.


    [PHOTOGRAPH             [PHOTOGRAPH
    APPEARS HERE]           APPEARS HERE]


/s/ John C. van Eck     /s/ Madis Senner

John C. van Eck         Madis Senner
Chairman                Portfolio Manager

January 23, 1997

*Average annual returns on the Fund for the 1-year and 5-year periods ending 12/31/96 and for the period from 9/1/89 (commencement of operations) through 12/31/96 were 2.5%, 3.9% and 6.7%, respectively. These returns do not take variable annuity/life fees and expenses into account. The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.


              Van Eck Worldwide Bond Fund

       vs. Salomon Bros. World Gov't Bond Index

                      [GRAPH]

           Average Annual Total Return**
        -----------------------------------

        One Year      Five Years       Life
          2.5%           3.9%          6.7%


          Van Eck Worldwide
Date          Bond Fund      Salomon Bros. World Gov't Bond Index
----      -----------------  ------------------------------------

9/1/89          10000                       10000
9/89            10000                       10190
10/89           10010                       10275
11/89           10010                       10368
12/89           10070                       10495
1/90            10120                       10356
2/90             9930                       10197
3/90            10050                       10096
4/90            10100                       10065
5/90            10199                       10399
6/90            10465                       10590
7/90            10721                       10922
8/90            10844                       10837
9/90            10875                       10958
10/90           11079                       11447
11/90           11203                       11637
12/90           11203                       11752
1/91            11549                       12046
2/91            11580                       12050
3/91            11129                       11612
4/91            11350                       11791
5/91            11432                       11776
6/91            11185                       11653
7/91            11443                       11902
8/91            11701                       12132
9/91            12324                       12607
10/91           12464                       12739
11/91           12559                       12938
12/91           13263                       13611
1/92            12867                       13369
2/92            12812                       13295
3/92            12658                       13154
4/92            12702                       13248
5/92            13194                       13654
6/92            13568                       14037
7/92            13837                       14364
8/92            14095                       14765
9/92            13475                       14914
10/92           13054                       14509
11/92           12458                       14278
12/92           12566                       14364
1/93            12578                       14614
2/93            12723                       14902
3/93            12771                       15131
4/93            12783                       15450
5/93            12806                       15605
6/93            12908                       15572
7/93            12755                       15616
8/93            13276                       16086
9/93            13365                       16276
10/93           13466                       16249
11/93           13284                       16132
12/93           13545                       16270
1/94            13832                       16401
2/94            13467                       16294
3/94            13076                       16270
4/94            13102                       16289
5/94            12909                       16146
6/94            12922                       16379
7/94            12987                       16509
8/94            12974                       16452
9/94            13170                       16571
10/94           13458                       16837
11/94           13380                       16606
12/94           13367                       16651
1/95            13485                       17001
2/95            13917                       17436
3/95            14846                       18472
4/95            15003                       18814
5/95            15275                       19343
6/95            15316                       19457
7/95            15330                       19503
8/95            15205                       18832
9/95            15385                       19253
10/95           15482                       19396
11/95           15539                       19616
12/95           15680                       19821
1/96            15539                       19576
2/96            15412                       19477
3/96            15285                       19449
4/96            15314                       19372
5/96            15250                       19376
6/96            15352                       19529
7/96            15569                       19903
8/96            15540                       19980
9/96            15612                       20061
10/96           15960                       20437
11/96           16221                       20706
12/96           16076                       20539

Past performance is not indicative of future results.
The graph shows month-end net asset values, however, the net asset value fluctuates daily.
**Performance is net of Fund expenses only.

                              Worldwide Bond Fund
                     Investment Portfolio December 31, 1996

BONDS AND NOTES                           PRINCIPAL AMOUNT         VALUE (NOTE 1)
---------------------------------------------------------------------------------
AUSTRALIA: 5.2%
Australian Government Bond
 6.75% due 11/15/06                    AUD       8,000,000          $  6,093,765
                                                                    ------------
CANADA: 2.6%
Canadian Government Bond
 8.75% due 12/01/05                    CAD       3,500,000             2,971,584
                                                                    ------------
GERMANY: 10.5%
Bundesrepublik Deutschland Bonds
 7.50% due 11/11/04                    DEM       9,000,000             6,521,934
 7.375% due 1/03/05                              3,000,000             2,158,306
 6.25% due 1/04/24                               5,750,000             3,533,955
                                                                    ------------
                                                                      12,214,195
                                                                    ------------
ITALY: 5.7%
Italian Government Bonds
 10.50% due 9/01/05                    ITL   2,200,000,000             1,733,333
  8.50% due 4/01/99                          3,700,000,000             2,546,492
  8.25% due 7/01/01                          3,400,000,000             2,383,584
                                                                    ------------
                                                                       6,663,409
                                                                    ------------
JAPAN: 7.8%
Japanese Government Bonds
 4.60% due 3/20/03                     YEN     650,000,000             6,400,729
 3.00% due 9/20/05                             300,000,000             2,665,416
                                                                    ------------
                                                                       9,066,145
                                                                    ------------
SPAIN: 5.2%
Spanish Government Bonds
 10.90% due 8/30/03                    ESP     150,000,000             1,425,513
  8.40% due 4/30/01                            425,000,000             3,577,769
  7.40% due 7/30/99                            135,000,000             1,082,525
                                                                    ------------
                                                                       6,085,807
                                                                    ------------
SWEDEN: 4.3%
Swedish Government Bonds
 13.00% due 6/15/01                    SEK      16,000,000             3,011,469
  6.00% due 2/09/05                             14,000,000             1,982,949
                                                                    ------------
                                                                       4,994,418
                                                                    ------------
UNITED KINGDOM: 5.8%
Great Britain Government Bonds
 7.50% due 12/07/06                    GBP       2,000,000             3,422,859
 7.00% due 11/06/01                              2,000,000             3,388,609
                                                                    ------------
                                                                       6,811,468
                                                                    ------------
UNITED STATES: 39.8%
U.S. Treasury Notes
 8.75% due 8/15/20                     USD       4,000,000             4,929,376
 7.125% due 9/30/99*                             6,700,000             6,887,392
 6.75% due 8/15/26                               2,000,000             2,015,312
 6.50% due 8/15/05*                              2,520,000             2,536,931
 6.50% due 8/31/01                               5,600,000             5,663,874
 6.25% due 4/30/01                               6,000,000             6,015,000
 6.00% due 2/15/26                               2,750,000             2,503,361
 5.75% due 10/31/00*                             4,650,000             4,589,694
 5.50% due 11/15/98*                            11,400,000            11,326,086
                                                                    ------------
                                                                      46,467,026
                                                                    ------------
TOTAL BONDS AND NOTES: 86.9% (COST: $99,556,385)                     101,367,817
                                                                    ------------
SHORT-TERM OBLIGATIONS
---------------------------------------------------------------------------------
UNITED STATES: 13.1%
American Express Commercial Paper
 Interest Yield 6.64% due 1/02/97      USD       2,780,000             2,779,494
G.E. Capital Commercial Paper
 Interest Yield 5.58% due 1/02//97               5,000,000             4,999,236
U.S. Treasury Bills
 Interest Yield 4.63% due 1/09/97                7,500,000             7,492,417
                                                                    ------------
TOTAL SHORT-TERM OBLIGATIONS: 13.1% (COST: $15,271,147)               15,271,147
                                                                    ------------
TOTAL INVESTMENTS: 100% (COST $114,827,532)                         $116,638,964
                                                                    ============

-------
* These securities are segregated for forward currency contracts.

                       See Notes to Financial Statements.

                       See Notes to Financial Statements.
                    Worldwide Bond Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS:
Investments at value (identified cost, $114,827,532).............  $116,638,964
Cash.............................................................        13,238
Receivables:
 Interest........................................................     2,134,290
 Capital shares sold.............................................        28,441
 Unrealized appreciation on forward currency contracts (Note 4)..       102,351
                                                                   ------------
  Total assets...................................................   118,917,284
                                                                   ------------
LIABILITIES:
Payables:
 Capital stock redeemed..........................................        81,178
 Unrealized depreciation on forward currency contracts (Note 4)..        89,817
 Accounts payable................................................        70,166
                                                                   ------------
  Total liabilities..............................................       241,161
                                                                   ------------
Net Assets.......................................................  $118,676,123
                                                                   ============
Shares Outstanding...............................................    10,694,792
                                                                   ============
Net asset value, redemption price and offering price per share...        $11.10
                                                                         ======
Net assets consist of:
 Aggregate paid in capital.......................................  $118,254,467
 Unrealized appreciation of investments, forward contracts and
  foreign currency...............................................     1,803,481
 Undistributed net investment income.............................     3,513,748
 Cumulative realized losses......................................    (4,895,573)
                                                                   ------------
                                                                   $118,676,123
                                                                   ============

                       See Notes to Financial Statements.

                    Worldwide Bond Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                       FOR THE
                                     EIGHT MONTHS
                                        ENDED             FOR THE YEAR ENDED
                                  DECEMBER 31, 1996         APRIL 30, 1996
                                 ---------------------  -----------------------
INTEREST INCOME (NOTE 1).......            $ 4,645,236              $ 6,952,798
EXPENSES:
Management (Note 2)............  $755,274               $  985,741
Administrative (Note 2)........     4,392                   32,032
Reports to shareholders........    30,248                   24,467
Custody........................    21,652                   56,015
Trustees.......................     8,570                   16,989
Professional fees..............    35,898                   45,260
Miscellaneous..................    25,347                   46,366
                                 --------               ----------
 Total expenses................   881,381                1,206,870
 Expenses reduced by a
  custodian fee arrangement
  (Note 2).....................    (5,756)                 (24,388)
                                 --------               ----------
 Net expenses..................                875,625                1,182,482
                                           -----------              -----------
 Net investment income.........              3,769,611                5,770,316
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS (NOTE
 3):
Realized gain from future
 contracts and options.........                    --                     3,705
Realized gain from security
 transactions..................                817,168                1,311,357
Realized gain (loss) from
 foreign currency transactions.             (1,674,843)               1,451,829
Change in unrealized
 appreciation (depreciation) of
 investments...................              2,881,675               (2,111,991)
Change in unrealized
 appreciation of foreign
 currency receivables and
 payables......................                 12,454                   59,383
Change in unrealized
 depreciation of forward
 currency contracts............               (384,523)              (3,980,822)
Change in unrealized
 appreciation of futures
 contracts.....................                    --                     4,120
                                           -----------              -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.....            $ 5,421,542              $ 2,507,897
                                           ===========              ===========

                       See Notes to Financial Statements.

                    Worldwide Bond Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                         FOR THE
                                       EIGHT MONTHS      YEAR          YEAR
                                          ENDED         ENDED         ENDED
                                       DECEMBER 31,   APRIL 30,     APRIL 30,
                                           1996          1996          1995
                                       ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
 Net investment income...............  $  3,769,611  $  5,770,316  $  5,334,326
 Realized gain from futures contracts
  and options........................           --          3,705       100,699
 Realized gain (loss) from security
  transactions.......................       817,168     1,311,357    (1,882,784)
 Realized gain (loss) from foreign
  currency transactions..............    (1,674,843)    1,451,829      (846,176)
 Change in unrealized appreciation
  (depreciation) of investments......     2,881,675    (2,111,991)    4,765,944
 Change in unrealized appreciation
  (depreciation) of foreign currency
  receivables and payables...........        12,454        59,383      (103,343)
 Change in unrealized appreciation
  (depreciation) of forward currency
  contracts..........................      (384,523)   (3,980,822)    4,609,754
 Change in unrealized appreciation
  (depreciation) of futures
  contracts..........................           --          4,120          (370)
                                       ------------  ------------  ------------
 Increase in net assets resulting
  from operations....................     5,421,542     2,507,897    11,978,050
                                       ------------  ------------  ------------
 Dividends to shareholders from net
  investment income..................    (3,020,905)   (8,098,367)     (342,078)
                                       ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS*:
 Net proceeds from sales of shares...    26,077,547    56,024,013    45,886,052
 Reinvestment of dividends...........     3,020,905     8,098,367       342,078
                                       ------------  ------------  ------------
                                         29,098,452    64,122,380    46,228,130
 Cost of shares reacquired...........   (20,363,640)  (64,457,152)  (25,306,443)
                                       ------------  ------------  ------------
 Increase (decrease) in net assets
  resulting from capital share
  transactions.......................     8,734,812      (334,772)   20,921,687
                                       ------------  ------------  ------------
 Total increase (decrease) in net
  assets.............................    11,135,449    (5,925,242)   32,557,659
NET ASSETS:
 Beginning of period.................   107,540,674   113,465,916    80,908,257
                                       ------------  ------------  ------------
 End of period (including
  undistributed net investment income
  of $3,513,748,
  $2,970,039 and $1,667,825,
  respectively)......................  $118,676,123  $107,540,674  $113,465,916
                                       ============  ============  ============
*SHARES OF BENEFICIAL INTEREST ISSUED
 AND REDEEMED
 (UNLIMITED NUMBER OF $.001 PAR VALUE
 SHARES AUTHORIZED)
 Shares sold.........................     2,409,912     5,046,092     4,223,715
 Reinvestment of dividends...........       286,885       731,260        34,484
                                       ------------  ------------  ------------
                                          2,696,797     5,777,352     4,258,199
 Shares reacquired...................    (1,886,609)   (5,794,591)   (2,409,229)
                                       ------------  ------------  ------------
 Net increase (decrease).............       810,188       (17,239)    1,848,970
                                       ============  ============  ============

                   Worldwide Bond Fund Financial Statements
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                          FOR THE EIGHT MONTHS
                                 ENDED                   YEAR ENDED APRIL 30,
                              DECEMBER 31,     ---------------------------------------------
                                  1996           1996      1995     1994     1993     1992
                          -------------------- --------  --------  -------  -------  -------
Net Asset Value,
 Beginning of Period....          $10.88         $11.46    $10.05   $10.62   $11.57   $10.82
                                --------       --------  --------  -------  -------  -------
Income From Investment
 Operations:
 Net Investment Income..            0.36           0.58      0.68*    0.63     0.81     0.62
 Net Gains (Losses) on
  Securities (both
  realized and
  unrealized)...........            0.17          (0.34)     0.77    (0.37)   (0.75)    0.67
                                --------       --------  --------  -------  -------  -------
Total From Investment
 Operations.............            0.53           0.24      1.45     0.26     0.06     1.29
                                --------       --------  --------  -------  -------  -------
Less Distributions:
 Dividends from net
  investment income.....           (0.31)         (0.82)    (0.04)   (0.72)   (0.83)   (0.53)
 Distributions from
  capital gains.........             --             --        --     (0.11)   (0.18)   (0.01)
                                --------       --------  --------  -------  -------  -------
Total Distributions.....           (0.31)         (0.82)    (0.04)   (0.83)   (1.01)   (0.54)
                                --------       --------  --------  -------  -------  -------
Net Asset Value, End of
 Period.................          $11.10         $10.88    $11.46   $10.05   $10.62   $11.57
                                ========       ========  ========  =======  =======  =======
Total Return (a)........           4.98%          2.07%    14.51%    2.49%    0.38%   12.21%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........        $118,676       $107,541  $113,466  $80,908  $66,035  $40,930
Ratio of Gross Expenses
 to Average Net Assets..           1.17%(b)       1.10%     0.99%
Ratio of Net Expenses to
 Average Net Assets.....           1.16%(b)       1.08%     0.98%    0.93%    1.01%    1.05%
Ratio of Net Income to
 Average Net Assets.....           4.99%(b)       5.26%     6.24%    6.47%    8.47%    8.55%
Portfolio Turnover Rate.          73.95%        208.05%   265.87%   37.59%  248.21%  231.34%

-----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distribution of capital gains at net asset value during the year and a redemption on the last day of the period. Total returns for the periods less than one year were not annualized.
(b) Annualized.
 * Based on average shares outstanding.

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The Worldwide Bond Fund fiscal year end changed from April 30 to December 31. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund, a non-diversified series, (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the Chicago Board of Trade. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or

                              Worldwide Bond Fund
-------------------------------------------------------------------------------
  losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDEND AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The effect of these differences for the period ended December 31, 1996 decreased accumulated realized losses by $204,997 and decreased undistributed net investment income by $204,997.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--Van Eck Associates Corporation earned fees of $755,274 for the eight months ended December 31, 1996 for investment management and advisory services. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on the excess over $750 million. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $4,392 for costs incurred in connection with certain administrative and accounting functions. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the Fund's operating expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $5,756 under this arrangement. The Fund could have invested the assets used in connection with the custodian fee arrangement in an income producing asset if it had not entered into such an arrangement.

NOTE 3--Purchases and proceeds from sales of securities, other than short-term obligations, aggregated $85,845,056 and $67,598,131, respectively, for the eight months ended December 31, 1996. For federal income tax purposes, the identified cost of investments owned at December 31, 1996 was $114,827,532. As of December 31, 1996, net unrealized appreciation for federal income tax purposes aggregated $1,811,432, of which $2,554,596 related to appreciated securities and $743,164 related to depreciated securities. At December 31, 1996, the Fund had a capital loss carry forward of $4,039,373 available to offset future capital gains expiring December 31, 2003 and 2004 in the amounts of $1,233,872 and $2,805,501.

NOTE 4--FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized loss from foreign currency transactions. At December 31, 1996, the Fund had the following outstanding forward currency contracts:

                                                     UNREALIZED
                        VALUE AT                    APPRECIATION
CONTRACTS            SETTLEMENT DATE CURRENT VALUE (DEPRECIATION)
-------------------  --------------- ------------- --------------
FOREIGN CURRENCY BUY CONTRACTS:
GBP 1,300,000
   expiring 3/19/97    $2,162,810     $2,222,051      $ 59,241
JPY 436,067,319
   expiring 3/19/97     3,879,602      3,799,886       (79,716)
FOREIGN CURRENCY SALE CONTRACTS:
AUD 4,852,838
   expiring 3/19/97     3,853,153      3,854,026          (873)
DEM 1,576,888
   expiring 3/19/97     1,019,320      1,028,548        (9,228)
JPY 251,022,000
   expiring 3/19/97     2,230,513      2,187,403        43,110
                                                      --------
                                                      $ 12,534
                                                      ========

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 5--OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to

                              Worldwide Bond Fund
-------------------------------------------------------------------------------
fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

NOTE 6--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1996, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $10,012.

NOTE 8--An income dividend of $0.36 a share was paid on January 31, 1997 to shareholders of record date January 29, 1997 with a reinvestment date of January 31, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Eck Worldwide Insurance Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Worldwide Bond Fund (the "Fund") (one of the series constituting the Van Eck Worldwide Insurance Trust) as of December 31, 1996, the related statements of operations for the eight months then ended and for the year ended April 30, 1996, the statements of changes in net assets for the eight months then ended and for each of the two years in the period ended April 30, 1996, and the financial highlights for the eight months then ended and for each of the five years in the period ended April 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Worldwide Bond Fund series of the Van Eck Worldwide Insurance Trust as of December 31, 1996, the results of its operations for the eight months then ended and for the year ended April 30, 1996, the changes in its net assets for the eight months then ended and for each of the two years in the period ended April 30, 1996, and the financial highlights for the eight months then ended and for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                   Coopers & Lybrand L.L.P.

New York, New York
February 18, 1997

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

VAN ECK WORLDWIDE
 INSURANCE TRUST

-------------------

Worldwide Bond Fund


Van Eck Worldwide Insurance Trust
----------------------------------
99 Park Avenue, New York, NY 10016



This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.

FR1997-0129-0048


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December 31, 1996


    VAN ECK
   WORLDWIDE
INSURANCE TRUST
 ANNUAL REPORT


   Worldwide

   Bond Fund


FRENCH GOVERNMENT BONDS (Yen) US BONDS (Yen) JAPANESE BONDS (Yen) SWEDISH BONDS
(Yen) GERMAN GOVERNMENT BONDS (Yen) CANADIAN GOVERNMENT BONDS (Yen) ECU BONDS
(Yen) UK BONDS (Yen) SWISS BONDS (Yen) ECU BONDS (Yen) UK BONDS (Yen) FRENCH GOVERNMENT BONDS (Yen) JAPANESE BONDS (Yen) AUSTRALIAN GOVERNMENT BONDS (Yen) ECU BONDS (Yen) FRENCH GOVERNMENT BONDS (Yen) US BONDS (Yen) SWEDISH BONDS (Yen) UK BONDS (Yen) GERMAN GOVERNMENT BONDS (Yen) SWISS BONDS (Yen) ECU BONDS


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